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                                 BOARDWALK BANK
                                 --------------

                         2000 DIRECTOR STOCK OPTION PLAN
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                                TABLE OF CONTENTS

ARTICLE                                                                     PAGE
-------                                                                     ----




Article 1.        ADMINISTRATION...............................................1


Article 2.        SHARES AVAILABLE UNDER THE PLAN..............................2


Article 3.        GRANT OF STOCK OPTIONS.......................................2


Article 4.        TERMS AND CONDITIONS OF STOCK OPTIONS........................2


Article 5.        ADJUSTMENT AND SUBSTITUTION OF SHARES........................6


Article 6.        EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND
                  STOCKHOLDERS.................................................8


Article 7.        AMENDMENT AND TERMINATION....................................8


Article 8.        EFFECTIVE DATE...............................................9



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                                 BOARDWALK BANK

                         2000 DIRECTOR STOCK OPTION PLAN

         The purposes of the Boardwalk Bank 2000 Director Stock Option Plan (the "Plan") are to promote the long-term success of Boardwalk Bank (the "Corporation") by creating a long-term mutuality of interests between the Directors and stockholders of the Corporation, to provide an additional inducement for such Directors to remain with the Corporation and to provide a means through which the Corporation may attract able persons to serve as Directors of the Corporation.

ARTICLE 1.      ADMINISTRATION
                --------------

         The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than three members of the Board. The Committee shall keep records of action taken at its meetings. A majority of the Committee shall constitute a quorum at any meeting, and the actions of a majority of the members present at any meeting at which a quorum is present, or actions approved in writing by all the members of the Committee, shall be the actions of the Committee.

         The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to stock options granted under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

         Notwithstanding the above, the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.





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ARTICLE 2.      SHARES AVAILABLE UNDER THE PLAN
                -------------------------------

         The aggregate number of shares which may be issued and as to which grants of stock options may be made under the Plan is 60,000 shares of the Common Stock of the Corporation (the "Common Stock"), subject to adjustment and substitution as set forth in Article 5.

         If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan. The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.

ARTICLE 3.      GRANT OF STOCK OPTIONS
                ----------------------

         Contemporaneous with the effective date of this Plan, each person who is then a member of the Board (a "Director") shall automatically and without further action by the Board or the Committee be granted a "nonstatutory stock option" (i.e., a stock option which does not qualify under Sections 422 or 423 of the Internal Revenue Code of 1986, as amended (the "Code")) to purchase 4,000 shares of Common Stock, subject to adjustment and substitution as set forth in Article 5.

ARTICLE 4.      TERMS AND CONDITIONS OF STOCK OPTIONS
                -------------------------------------

         Stock options granted under the Plan shall be subject to the following terms and conditions:

                (a) The purchase price at which each stock option may be exercised (the "option price") shall be one hundred percent (100%) of the fair market value per share of the Common Stock covered by the stock option on the date of grant, determined as provided in paragraph (g) of this
                       Article 4.

                (b) The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the





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                       person exercising the stock option may pay the option
                       price in whole or in part by delivering to the Corporation shares of Common Stock having a fair market value on the date of exercise of the stock option, determined as provided in paragraph (g) of this Article 4, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of Common Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in
                       Article 2.

                (c) A stock option granted hereunder shall be immediately exercisable.

                Subject to the preceding sentence and subject to paragraph (e) of this Article 4 (which provides for earlier termination of a stock option under certain circumstances), each stock option shall be exercisable for ten years and one month from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.





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                (d)    No stock option shall be transferable by the grantee
                       otherwise than by will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

                (e) If a grantee ceases to be a Director of the Corporation for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

                       (i) If a grantee ceases to be a Director of the Corporation by reason of total and permanent disability, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a Director, whichever is the shorter period;

                       (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause (as such term is defined in the Boardwalk Bank 2000 Stock Option Plan), any outstanding stock option held by the grantee shall terminate as of the date of resignation or removal;

                       (iii) If a grantee ceases to be a Director of the Corporation due to death, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death of the grantee, whichever is the shorter period; and




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                       (iv)         If a grantee ceases to be a Director of the
                                    Corporation due to retirement (which shall be deemed the failure, for any reason, to stand for reelection as a Director), any outstanding stock option held by the grantee at the date of retirement (whether or not exercisable by the grantee immediately prior to retirement) shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within three years after the date the grantee ceases to be a director, whichever is the shorter period.

                       A stock option held by a grantee who has ceased to be a Director of the Corporation shall terminate upon the expiration of the applicable exercise period, if any, specified in this paragraph (e) of Article 4.

                (f) All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

                (g) Fair market value shall be (i) during such time as Common Stock is not listed on an established stock exchange or exchanges but is listed on the NASDAQ National Market System, the fair market value per share shall be the closing sale price for the Common Stock on the day the option is granted. If no sale of Common Stock has occurred on that day, the fair market value shall be determined by reference to such price for the next preceding day on which such a sale occurred; (ii) during such time as the Common Stock is not listed on an established stock exchange or on the NASDAQ National Market System, fair market value per share shall be the "bid" price for the Common Stock or the day of the grant, and if no "bid" price is quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such





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                       prices were quoted; (iii) if the Common Stock is listed
                       on an established stock exchange or exchanges, the fair market value shall be deemed to be the closing price of the Common Stock on such stock exchange or exchanges on the day the option is granted or, if no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred; and (iv) in the event the Common Stock is not traded on an established stock exchange or in the NASDAQ National Market System, and no closing dealer "bid" price is available on the date of grant, then fair market value will be the price established by the Committee in good faith.

                (h) The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

         Subject to the foregoing provisions of this Article 4 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in paragraph (f) of this Article 4, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.

ARTICLE 5.      ADJUSTMENT AND SUBSTITUTION OF SHARES
                -------------------------------------

         If a dividend or other distribution shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of






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         the Common Stock set forth in Article 3, the number of shares of the
         Common Stock then subject to any outstanding stock options and the number of shares of the Common Stock which may be issued under the Plan but are not then subject to outstanding stock options on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Common Stock which would have been distributable thereon if such shares had been outstanding on such date.

         If the outstanding shares of the Common Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Common Stock set forth in Article 3, for each share of the Common Stock subject to any then outstanding stock option and for each share of the Common Stock which may be issued under the Plan but which is not then subject to any outstanding stock option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchangeable.

         In case of any adjustment or substitution as provided for in the first two paragraphs of this Article 5, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         If the outstanding shares of the Common Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Common Stock, the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction.





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         No adjustment or substitution provided for in this Article 5 shall require the Corporation to issue or sell a fraction of a share or other security. Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

         Except as provided in this Article 5, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

ARTICLE 6.      EFFECT OF THE PLAN ON THE RIGHTS OF CORPORATION AND
                ---------------------------------------------------
                STOCKHOLDERS
                ------------

         Nothing in the Plan, in any stock option granted under the Plan, or in any stock option agreement shall confer any right to any person to continue as a Director of the Corporation or interfere in any way with the rights of the stockholders of the Corporation or the Board of Directors to elect and remove Directors.

ARTICLE 7.      AMENDMENT AND TERMINATION
                -------------------------

         The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board, provided always that no such termination shall terminate any outstanding stock options granted under the Plan, and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed, or (ii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option therefore awarded under the Plan, adversely affect the rights of such holder with respect thereto.






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         Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in paragraph
         (f) of Article 4 within such reasonable time as the Committee shall specify in such request.

ARTICLE 8.      EFFECTIVE DATE
                --------------

         The Plan shall become effective upon approval by the affirmative vote of the Board.





















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